UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549
                                 _______________

                                    FORM 8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report:  August 9, 1996


                         CARLISLE COMPANIES INCORPORATED
                 -----------------------------------------------
               (Exact name of registrant specified in its charter)

     Delaware                  1-9278             31-1168055
- ------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)        Identification No.)


     250 South Clinton Street, Suite 201, Syracuse, NY  13202
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                    (Address of principal executive offices)

                                  315-474-2500
                        --------------------------------
                         (Registrant's telephone number)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1 through 4 and 6 are inapplicable and are omitted from this Report.

Item 5.   Other Events
          ------------

          The information called for by this Item is contained in the News Release and the letter to Shareholders of Carlisle Companies Incorporated, which are included herewith as Exhibits 99.1 and 99.2 and which are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forms Financial Information.

               Not Applicable.


          (c)  Exhibits.

               The following exhibits are filed with this Report on Form 8-K:

               REGULATION S-K
               EXHIBIT NUMBERS          EXHIBIT
               ---------------          -------

                  4,10 Amendment No. 1, dated as of August 7, 1996, to the Rights Agreement, dated as of February 8, 1989, between Carlisle Companies Incorporated and Harris Trust and Savings Bank, as Rights Agent.
                                        Amendment No. 1 includes as Exhibit B
                                        thereto amended and restated pages 1 and 2 to the Rights Certificate

                  99.1                  News Release dated August
                                        8, 1996

                  99.2 Form of Letter to Shareholders of Carlisle Companies Incorporated dated August ___, 1996








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

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                Description                   Page
- --------------                -----------                   ----

   4,10                  Amendment No. 1, dated as of
                         August 7, 1996, to the Rights
                         Agreement, dated as of February

                         8, 1989, between Carlisle
                         Companies Incorporated and Harris
                         Trust and Savings Bank, as Rights
                         Agent.  Amendment No. 1 includes
                         as Exhibit B thereto amended and
                         restated pages 1 and 2 to the
                         Rights Certificate

     99.1                News Release dated August 8,
                         1996

     99.2                Form of Letter to Shareholders
                         of Carlisle Companies Incorporated

                         dated August ___, 1996

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  August 9, 1996             CARLISLE COMPANIES INCORPORATED



                              By:     /s/ Stephen P. Munn
                                   ------------------------------
                                   Stephen P. Munn
                                   Chairman and Chief Executive
                                      Officer

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